Exhibit 99.2—Certification of Principal Financial Officer dated September 20, 2002

CERTIFICATION IN ACCORDANCE WITH
18 U.S.C. SECTION 1350
AS ADOPTED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Internet America, Inc. (the “Company”) for the period ending June 30, 2002 as filed with the Securities and Exchange commission on the date hereof (the “Report”), I, Mark Novy, Controller of the Company, certify in accordance with 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MARK NOVY
Mark Novy Controller
September 20, 2002